--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


July 17, 1998


To Our Shareholders:


     We are pleased to submit to you the semi-annual report for Cohen & Steers Special Equity Fund, Inc. for the quarter and six months ended June 30, 1998. The net asset value per share at that date was $28.92. In addition, a semi-annual dividend of $0.27 per share was declared for shareholders of record June 23, 1998 and paid on June 24, 1998.


INVESTMENT REVIEW


     During the quarter ended June 30, 1998, Cohen & Steers Special Equity Fund had a total return, based on income and changes in net asset value, of -5.4%. By comparison, the NAREIT Equity REIT Index total return was -4.6% and the Standard & Poor's 500 Index total return was 3.3%. On a trailing twelve-month basis the Fund had a total return of 17.5% versus 8.1% for NAREIT.


     The correction in real estate securities prices that began in the first quarter accelerated in the second, amid continued concerns about the maturing of the real estate cycle and the rising level of competition and capital in real estate. The environment was characterized by a negative shift in sentiment, voiced specifically by several Wall Street analysts who lowered their outlooks for the sector. The under-performance by REITs in the first six months of 1998 represented the widest performance gap for any six-month period in the history of the NAREIT Equity REIT Index, including two significant bear markets for real estate in the early 1970s and early 1990s. If current performance were to persist, 1998 would be the worst year of investment performance since 1990 when REIT prices declined by 15.4%. In that year the real estate bear market began in earnest with declining occupancies and rental rates, plummeting property prices, a credit crunch and an economic recession.


     Today, by contrast to 1990, the outlook for the economy is solid, occupancies are full, property cash flows and values are rising, and liquidity is increasing. The competitive issues weighing on the market with respect to acquisition pricing and the level of new construction are, therefore, reflective of strong fundamentals as well as the fact that real estate yields are still attractive versus other assets. For perspective, today Class A properties yield 7-9% compared to a 5.4% ten-year Treasury bond yield. In prior cycles, yields on property were typically lower than the cost of debt financing. Competition is being fueled by increasing availability of debt capital, now the financing vehicle of choice in the real estate industry. This has led to a proliferation of commercial mortgage backed securities ('CMBS'): $43 billion in CMBS was issued in the first half of 1998 compared to $44 billion in all of 1997. The increased usage of debt financing has, however, raised the risk profile of the real estate industry.


     Real estate looks attractively valued as an asset class, but relative REIT valuations are extraordinary. While the valuation of REITs approaches 1990 levels, the P/E multiple of the stock market has expanded by nearly 30% and interest rates have declined by 33%. It seems ironic to us that investor concern about the economic cycle and a widely anticipated slowing of earnings growth for corporate America has resulted in record high valuations, while a more modest slowing of prospective earnings growth for REITs has resulted in a near-record low earnings

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                                       1


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
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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

multiple. In the context of this historical perspective, the current sentiment towards real estate securities understates the fundamentals in real estate and the opportunities for REITs.


     The Fund's performance in the second quarter partially reflects a change in stock price leadership among real estate securities, away from companies with high growth expectations and high valuations, to those with lower expectations, lower valuations and above-average dividend yields. For example, for the first half of 1998 the Office and Hotel sectors, which began the year with the highest growth rates and multiples, were the worst performing sectors. Similarly, companies with higher risk business plans, and those that are under-followed, did not perform well in what was a volatile and uncertain market environment -- one where well-known companies could be purchased at compelling prices.



     The decline in REIT share prices, juxtaposed against continued strong real estate fundamentals, has made REIT valuations compelling. To put the recent change in valuation into context, over the past twelve months REIT prices have increased only 2.2% yet earnings have increased roughly 15%. Consequently, valuations have improved 10% and REITs are now trading at 11.2 times funds from operations ('FFO' -- the earnings measure for REITs). Over the same time period, yields on ten-year Treasury bonds have declined 110 basis points and the P/E multiple on the S&P 500 has expanded from 18.3x to 21.4x.



     Looking at valuation another way, the combination of flat REIT prices in the public market and rapidly rising property values in the private market has resulted in a situation where many REITs are trading at or below the market value of their real estate assets -- giving no 'going concern' value to management. This assessment leads us to two conclusions. First, a shift in portfolio strategy towards a value focus should produce above average results. Second, the pullback in REIT share prices may have run its course and prices should begin to track earnings growth, which would result in attractive returns.



INVESTMENT OUTLOOK



     The macro-factors that influence real estate securities continue to be favorable. The U.S. economy, now in its eighth year of expansion, continues to enjoy low inflation, low unemployment with continuing job growth, high consumer confidence and rising personal income. The economic dislocations in the Asia-Pacific region have cooled the expansion, preempting what may have been a traditional late cycle tightening of monetary policy by the Federal Reserve.



     While the macro-environment is positive for REIT fundamentals today, the environments for the economy, real estate and the stock market can be characterized more accurately as 'late' rather than 'early' cycle. In this environment we expect that the appeal of real estate and REIT investment attributes, such as high and secure current yield, low volatility and good defense in uncertain market conditions, will become more widely appreciated by the investment community. We are compensating for the risk attendant to the late stage nature of the macro-environment by adopting more value characteristics into our portfolio strategy. Clearly, the primary measure of value for a real estate company is the market value of its income-producing properties, and we will rely more heavily on this valuation approach. In addition, companies without the pricing support of asset value, such as real estate service companies, will require higher return potential to justify inclusion in the portfolio.


--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


     During the quarter, positions were initiated in Mack-Cali, TrizecHahn, Mark Centers Trust and Station Casinos. Both TrizecHahn and Mack-Cali are extremely well managed companies in the Office sector, which offers the most significant consolidation opportunity of all real estate sectors, and were purchased at a discount to net asset value. Mark Centers, a shopping center owner, was also purchased below asset value and is undergoing a management change by virtue of a merger with a private company. Our purchase of Station was designed as a lower cost way to increase our position in Crescent Real Estate Equities, which has agreed to acquire Station to consolidate the 'locals' gaming market in Las Vegas.



     The change in sentiment toward real estate securities, combined with the decline in valuations, should slow the transfer of real estate from private to public hands in the short-to-intermediate term. Currently, the initial public offering market for REITs is closed and, with valuations depressed, companies are less willing to fund growth through the issuance of common stock. While the higher cost of equity will slow earnings growth for some companies, we see several benefits from this situation. First, the slowdown in supply of newly-issued REIT shares will firm the supply/demand picture for the securities, which should improve price performance. Second, because the real estate markets are now so closely linked to the capital markets, yields on income properties should rise, creating better investment opportunities for the premiere companies with access to capital.



     In an environment where equity capital has become much more expensive, we believe that companies such as Vornado, Crescent and Mack-Cali will benefit disproportionately -- especially for large and complex transactions. These companies, with strong balance sheets and creative management teams, will lead the securitization process through what should be only a cyclical slowdown. For example, Crescent has teamed up with another REIT to take private Tower Realty, a NYSE-listed REIT that owns office properties. Tower's core New York City properties will be used as the platform from which the new venture will acquire a private operator and subsequently pursue a consolidation strategy in New York. We are confident that the secular shift in real estate ownership to the public market is still in the early stages and will result in substantial investment opportunities for the companies in our investment universe.



     The rising cost of equity capital should precipitate more mergers between public companies. A structural benefit of investing in real estate through public real estate companies is that management teams are highly motivated to maximize shareholder value. This dynamic will serve to reconcile the arbitrage between rising private market values and declining public market valuations. Apartment Management & Investment Company ('AIMCO'), by example of a portfolio holding, is taking advantage of this opportunity as one of the leading consolidators in the Apartment sector. During the second quarter AIMCO closed or announced acquisitions of two public companies for total consideration of $1.6 billion.



     The activity of selling properties has become an area of opportunity for public companies. In our view, the potential for value creation through property sales and capital re-deployment (into new opportunities, stock repurchases or debt retirement) is not fully reflected in the share prices for many public companies. Particularly in the Office and Regional Mall sectors, where capitalization rates can be quite low and assets are large, the prospects for a company can change dramatically with several key property sales. The Fund's top three holdings -- Forest


--------------------------------------------------------------------------------
                                       3

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

City, Starwood Hotels, and LNR Property -- are well positioned to create value through asset sales. LNR Property, in particular, is an active seller of assets and has a wide array of value creation opportunities in its core business lines: acquisition/rehabilitation, development, CMBS investment and servicing, affordable housing development and Japanese distressed loan investment.


     Despite the Fund's under-performance through mid-year 1998 we believe that the companies in the portfolio are among the best positioned to create value in an increasingly competitive real estate environment. Each of the Fund's top five holdings, which collectively comprise 44% of the Fund's assets, has unique value creation capabilities, is not dependent on growth through acquisition, and is not dependent on raising new equity to achieve its business plan. In summary, the absolute and relative valuations of the companies in the portfolio, combined with continued strong fundamentals, should ultimately lead to attractive returns.


Sincerely,

                MARTIN COHEN                      ROBERT H. STEERS

                MARTIN COHEN                      ROBERT H. STEERS
                President                         Chairman

                                      JOSEPH M. HARVEY

                                      JOSEPH M. HARVEY
                                      Director of Research
                                      Cohen & Steers Capital Management, Inc.


   COHEN & STEERS IS NOW ONLINE AT WWW.COHENANDSTEERS.COM. VISIT OUR WEBSITE FOR DAILY NAVS, PORTFOLIO INFORMATION, PERFORMANCE INFORMATION, RECENT NEWS ARTICLES, LITERATURE AND INSIGHTS ON THE REIT MARKET.


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                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)


                                                                                                       % OF
                                                                          NUMBER        VALUE          NET
                                                                         OF SHARES     (NOTE 1)       ASSETS
                                                                         ---------   ------------   ----------
EQUITIES
      Forest City Enterprises -- Class A ..........................        235,900   $ 13,962,331      10.52%
      Starwood Hotels & Resorts Trust .............................        277,800     13,421,213      10.11
      LNR Property Corp. ..........................................        480,800     12,320,500       9.28
      Vornado Realty Trust ........................................        269,200     10,683,875       8.05
     *Omega Worldwide .............................................      1,064,831      8,052,784       6.06
     *Crescent Operating ..........................................        385,000      6,545,000       4.93
      Apartment Investment & Management Co. -- Class A ............        162,500      6,418,750       4.83
      Mack-Cali Realty Corp. ......................................        185,200      6,366,250       4.79
      *American Retirement Corp. ..................................        313,400      5,562,850       4.19
      SL Green Realty Corp. .......................................        246,700      5,550,750       4.18
     *Station Casinos .............................................        332,300      4,880,656       3.68
     *Hospitality Worldwide Services...............................        476,300      4,286,700       3.23
      St. Joe Co. .................................................        156,200      4,275,975       3.22
      Prime Group Realty Trust ....................................        231,500      3,964,438       2.99
      First Industrial Realty Trust ...............................        110,500      3,515,281       2.65
      Meditrust Corp. .............................................        124,400      3,475,425       2.62
      Crescent Real Estate Equities Co. ...........................        100,400      3,375,950       2.54
     *Wellsford Real Properties ...................................        220,900      3,120,213       2.35
     *Alexander's .................................................         23,300      2,073,700       1.56
      TrizecHahn Corp. ............................................         80,900      1,734,294       1.31
     *Mark Centers Trust ..........................................        178,800      1,329,825       1.00
     *Security Capital Group -- Class B Warrants (expire
         9/18/98)..................................................        208,300         71,603       0.05
                                                                                     ------------   ----------
            TOTAL EQUITIES (Identified cost -- $128,416,704).......                   124,988,363      94.14
                                                                                     ------------   ----------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                                                        % OF
                                                                           PRINCIPAL       VALUE        NET
                                                                             AMOUNT       (NOTE 1)     ASSETS
                                                                           ----------   ------------   ------
COMMERCIAL PAPER
      International Lease Finance, 5.75%, 7/1/98.....................      $2,616,000   $  2,616,000     1.97
      Pacific Mutual Life, 5.75%, 7/1/98.............................       2,600,000      2,600,000     1.96
                                                                                        ------------   ------
            TOTAL COMMERCIAL PAPER (Identified cost -- $5,216,000)...                      5,216,000     3.93
                                                                                        ------------   ------
TOTAL INVESTMENTS (Identified cost -- $133,632,704)..................                    130,204,363    98.07
OTHER ASSETS IN EXCESS OF LIABILITIES................................                      2,568,936     1.93
                                                                                        ------------   ------
NET ASSETS (Equivalent to $28.92 per share based on 4,591,733 shares
   of capital stock outstanding).....................................                   $132,773,299   100.00%
                                                                                        ------------   ------
                                                                                        ------------   ------

------------------------

* Non-income producing security.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)


ASSETS:
      Investments in securities, at value (Identified cost -- $133,632,704) (Note 1)...............  $130,204,363
      Cash.........................................................................................           611
      Receivable for investment securities sold....................................................     3,697,689
      Dividends receivable.........................................................................       223,041
      Receivable for fund shares sold..............................................................        57,882
      Other assets.................................................................................       131,852
                                                                                                     ------------
            Total Assets...........................................................................   134,315,438
                                                                                                     ------------
LIABILITIES:
      Payable for investment securities purchased..................................................     1,178,284
      Payable for fund shares redeemed.............................................................       182,995
      Payable to investment adviser................................................................        99,862
      Payable to administrator.....................................................................        31,538
      Payable to directors.........................................................................           796
      Other liabilities............................................................................        48,664
                                                                                                     ------------
            Total Liabilities......................................................................     1,542,139
                                                                                                     ------------
NET ASSETS applicable to 4,591,733 shares of $0.001 par value common stock outstanding (Note 4)...................................................................  $132,773,299
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
      ($132,773,299 [div] 4,591,733 shares outstanding)............................................  $      28.92
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $133,938,639
      Distributions in excess of net investment income.............................................       (37,780)
      Accumulated net realized gain on investments sold............................................     2,300,781
      Net unrealized depreciation on investments...................................................    (3,428,341)
                                                                                                     ------------
                                                                                                     $132,773,299
                                                                                                     ------------
                                                                                                     ------------


                See accompanying notes to financial statements.
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                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


Investment Income (Note 1):
      Dividend income..............................................................................  $  1,397,653
      Interest income..............................................................................       651,006
                                                                                                     ------------
            Total Income...........................................................................     2,048,659
                                                                                                     ------------
Expenses:
      Investment advisory fees (Note 2)............................................................       639,469
      Administration and transfer agent fees (Note 2)..............................................        79,321
      Custodian fees and expenses..................................................................        26,843
      Professional fees............................................................................        25,412
      Registration and filing fees.................................................................        24,819
      Reports to shareholders......................................................................        22,692
      Directors' fees and expenses (Note 2)........................................................        15,904
      Amortization of organization expenses (Note 1)...............................................         9,925
      Miscellaneous................................................................................         6,636
                                                                                                     ------------
            Total Expenses.........................................................................       851,021
                                                                                                     ------------
      Reduction of expenses (Note 5)...............................................................       (10,281)
                                                                                                     ------------
            Net Expenses...........................................................................       840,740
                                                                                                     ------------
Net Investment Income..............................................................................     1,207,919
                                                                                                     ------------
Net Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments.............................................................     2,152,765
      Net change in unrealized appreciation (depreciation) on investments..........................   (17,393,126)
                                                                                                     ------------
            Net realized and unrealized gain (loss) on investments.................................   (15,240,361)
                                                                                                     ------------
Net Decrease in Net Assets Resulting from Operations...............................................  $(14,032,442)
                                                                                                     ------------
                                                                                                     ------------


                See accompanying notes to financial statements.
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                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE         FOR THE PERIOD
                                                                       SIX MONTHS ENDED    MAY 8, 1997'D'
                                                                        JUNE 30, 1998          THROUGH
                                                                         (UNAUDITED)      DECEMBER 31, 1997
                                                                       ----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income....................................    $  1,207,919       $     933,105
            Net realized gain on investments.........................       2,152,765           9,814,004
            Net change in unrealized appreciation (depreciation) on
               investments...........................................     (17,393,126)         13,964,785
                                                                       ----------------   -----------------
                  Net increase (decrease) in net assets resulting
                     from operations.................................     (14,032,442)         24,711,894
                                                                       ----------------   -----------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income....................................      (1,245,699)           (734,589)
            Net realized gains on investments........................              --          (9,864,504)
            Tax return of capital....................................              --            (429,791)
                                                                       ----------------   -----------------
                  Total dividends and distributions to shareholders..      (1,245,699)        (11,028,884)
                                                                       ----------------   -----------------
Capital Stock Transactions (Note 4):
      Increase in net assets from Fund share transactions............      12,117,036         122,151,394
                                                                       ----------------   -----------------
                  Total increase (decrease) in net assets............      (3,161,105)        135,834,404
Net Assets:
      Beginning of period............................................     135,934,404             100,000
                                                                       ----------------   -----------------
      End of period (including distributions in excess of net
         investment income of $37,780 at June 30, 1998)..............    $132,773,299       $ 135,934,404
                                                                       ----------------   -----------------
                                                                       ----------------   -----------------

------------------------

'D' Commencement of operations.

                See accompanying notes to financial statements.
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                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.


                                                                   FOR THE
                                                               SIX MONTHS ENDED           FOR THE PERIOD
                                                                JUNE 30, 1998         MAY 8, 1997'D' THROUGH
         PER SHARE OPERATING PERFORMANCE                         (UNAUDITED)            DECEMBER 31, 1997
-------------------------------------------------------------- ----------------    ----------------------------
Net asset value, beginning of period..........................     $  32.25                  $  25.00
                                                               ----------------            ----------
Income from investment operations:
     Net investment income....................................         0.26                      0.31
     Net realized and unrealized gain (loss) on investments...        (3.32)                     9.92
                                                               ----------------            ----------
           Total from investment operations...................        (3.06)                    10.23
                                                               ----------------            ----------
Less dividends and distributions to shareholders from:
     Net investment income....................................        (0.27)                    (0.27)
     Net realized gain on investments.........................           --                     (2.59)
     Tax return of capital....................................           --                     (0.12)
                                                               ----------------            ----------
           Total dividends and distributions to
             shareholders.....................................        (0.27)                    (2.98)
                                                               ----------------            ----------
Net asset value, end of period................................     $  28.92                  $  32.25
                                                               ----------------            ----------
                                                               ----------------            ----------
 -------------------------------------------------------------------------------------------------------------
Total investment return.......................................        (9.47)%(1)                41.68%(1)
                                                               ----------------            ----------
                                                               ----------------            ----------
 -------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
     Net assets, end of period (in millions)..................     $132.773                  $135.934
                                                               ----------------            ----------
                                                               ----------------            ----------
     Ratios of expenses to average daily net assets (before
        expense reduction)....................................         1.20%(2)                  1.35%(2)
                                                               ----------------            ----------
                                                               ----------------            ----------
     Ratios of expenses to average daily net assets (net of
        expense reduction)....................................         1.18%(2)                  1.35%(2)
                                                               ----------------            ----------
                                                               ----------------            ----------
     Ratio of net investment income to average daily net
        assets (before expense reduction).....................         1.68%(2)                  1.73%(2)
                                                               ----------------            ----------
                                                               ----------------            ----------
     Ratios of net investment income to average daily net
        assets (net of expense reduction).....................         1.70%(2)                  1.73%(2)
                                                               ----------------            ----------
                                                               ----------------            ----------
     Portfolio turnover rate..................................        52.41%(1)                 96.68%(1)
                                                               ----------------            ----------
                                                               ----------------            ----------


------------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.



                See accompanying notes to financial statements.
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                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES


     Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.


     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.


     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital


--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.


     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.


     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 1998, the Fund amortized $9,925 in organization expenses.


NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES


     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund (approximately 0.90% on an annual basis). For the six months ended June 30, 1998, the Fund incurred $639,469 in advisory fees.

     The Investment Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.35% of the Fund's average net assets until December 31, 1998. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. After December 31, 1998, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund. For the six months ended June 30, 1998, the Fund's actual expense ratio did not exceed 1.35% and the expense limitation was not needed.

     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 1998, the Fund paid the Adviser $14,191 in fees under this administrative agreement.


     In addition, the Fund has entered into a fund accounting and sub-administration agreement with the Chase Manhattan Bank ('Chase') for performing administration functions for the Fund. Chase receives a monthly


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

sub-administration fee at the annual rate of 0.08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net assets in excess of that amount.


     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 1998, fees and related expenses accrued for non-affiliated directors totaled $15,904.

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1998 totaled $84,695,605 and $70,168,771, respectively.


     At June 30, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, are as follows:


Aggregate cost.............................................................  $133,632,704
                                                                             ------------
Gross unrealized appreciation..............................................  $  3,629,765
Gross unrealized depreciation..............................................  $ (7,058,106)
                                                                             ------------
Net unrealized depreciation................................................  $ (3,428,341)
                                                                             ------------
                                                                             ------------

NOTE 4. CAPITAL STOCK
     The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                            FOR THE                 MAY 8, 1997'D'
                                        SIX MONTHS ENDED               THROUGH
                                         JUNE 30, 1998            DECEMBER 31, 1997
                                    ------------------------   ------------------------
                                     SHARES        AMOUNT       SHARES        AMOUNT
                                    ---------   ------------   ---------   ------------

Sold..............................  1,152,852   $ 35,771,678   4,119,793   $119,603,412
Issued as reinvestment of
   dividends......................     37,170      1,046,339     346,987     10,609,778
Redeemed..........................   (813,197)   (24,700,981)   (255,872)    (8,061,796)
                                    ---------   ------------   ---------   ------------
Net increase......................    376,825   $ 12,117,036   4,210,908   $122,151,394
                                    ---------   ------------   ---------   ------------
                                    ---------   ------------   ---------   ------------

------------------------

'D' Commencement of operations.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS
     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $10,281 under this arrangement.

NOTE 6. BORROWINGS
     The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. During the six months ended June 30, 1998, the Fund did not have any loans outstanding. The loan, if used, will be collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank
                                                           One Chase Manhattan Plaza
 Willard H. Smith, Jr.                                     New York, NY 10081
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112
 Adam Derechin
 Vice President and                                        NASDAQ Symbol: CSSPX
 Assistant Treasurer
                                                           Website: www.cohenandsteers.com
 William Goodwin
 Assistant Secretary                                       Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Special Equity Fund, Inc.
                                                           unless accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund.


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                                       15

                         [LOGO]
                     COHEN & STEERS
                   SPECIALTY EQUITY FUND

                     SEMI-ANNUAL REPORT
                       JUNE 30, 1998

COHEN & STEERS
SPECIALTY EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


----------------
First Class Mail
  U.S. Postage
      PAID
  Boston, MA
Permit No. 56712
----------------



                          STATEMENT OF DIFFERENCES
                          ------------------------

  The dagger symbol shall be expressed as...............................   'D'
  The double dagger symbol shall be expressed as........................  'DD'
  The division sign shall be expressed as................................ [div]